united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2015

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA BANK PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 24, 2015, Astoria Financial Corporation (the “Company”) issued a press release stating that it will participate in investor conferences on March 10, 2015 and March 12, 2015, sponsored by RBC Capital Markets and Deutsche Bank, respectively. The RBC conference will be simultaneously webcast and available on Astoria Financial Corporation’s website, www.astoriabank.com. The investor slide presentations will also be available on the Company’s website.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibit is filed as part of this report:

Exhibit 99.1 Press release dated February 24, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

	By:	/s/ Theodore S. Ayvas
Theodore S. Ayvas
Vice President and
Director of Investor Relations

Dated: February 24, 2015

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated February 24, 2015.